UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Luminent Mortgage Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2005

Dear Stockholder:

      On behalf of the board of directors and management of Luminent Mortgage Capital, Inc., I cordially invite you to attend our 2005 annual meeting of stockholders. Our meeting will be held at 10:00 a.m., local time, on May 25, 2005 at our main offices, located at 909 Montgomery Street, Suite 500, San Francisco, California 94133.

      At our meeting, stockholders will be asked to elect three Class II directors, to approve the two proposals to amend our 2003 Stock Incentive Plan and our 2003 Outside Advisors Stock Incentive Plan and to act upon any other matter that properly comes before our meeting or any adjournment or postponement of our meeting.

      Your vote is important. Whether or not you plan to attend our annual meeting, I hope you will read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the envelope provided. Please note that you may vote in person at the meeting even if you have previously returned the card.

      Thank you for you attention to this important matter. I look forward to seeing those of you who can attend our annual meeting on May 25, 2005.

Sincerely,

/s/ GAIL P. SENECA

Gail P. Seneca
Chairman of the Board and
Chief Executive Officer

LUMINENT MORTGAGE CAPITAL, INC.
909 MONTGOMERY STREET, SUITE 500
SAN FRANCISCO, CA 94133
(415) 486-2110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 25, 2005

      Notice is hereby given that the annual meeting of stockholders of Luminent Mortgage Capital, Inc. will be held at our main offices, located at 909 Montgomery Street, Suite 500, San Francisco, California, 94133, on Wednesday, May 25, 2005, at 10:00 a.m., local time.

      A proxy card, a proxy statement for our annual meeting and our Annual Report on Form 10-K for the year ended December 31, 2004 are enclosed.

      The purposes of our annual meeting are:

1. to elect three Class II directors who will serve until our 2008 annual meeting of stockholders or until their successors are elected;

2. to approve a proposal to amend our 2003 Stock Incentive Plan to set the share limits for issuing shares of our common stock that may be granted under the Plan at 1,850,000 shares;

3. to approve a proposal to amend our 2003 Outside Advisors Stock Incentive Plan to set the share limits for issuing shares of our common stock that may be granted under the Plan at 150,000 shares; and

4. to act upon any other matter that properly comes before our annual meeting or any adjournment or postponement of the meeting.

      Stockholders of record at the close of business on March 28, 2005 are entitled to vote at our annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at our annual meeting will be available for examination by any stockholder for any purpose germane to our annual meeting at our main office during the 10 days prior to the meeting, as well as at the meeting.

      You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of our board of directors, and to mail it promptly in the envelope provided. The proxy will not be used if you attend our annual meeting and wish to vote in person.

By Order of the Board of Directors,

/s/ CHRISTOPHER J. ZYDA

Christopher J. Zyda
Secretary

San Francisco, California

April 19, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

i

LUMINENT MORTGAGE CAPITAL, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2005

      This proxy statement is being furnished in connection with our solicitation of proxies by and on behalf of the board of directors of Luminent Mortgage Capital, Inc., a Maryland corporation, for use at our 2005 annual meeting of stockholders to be held at 909 Montgomery Street, Suite 500, San Francisco, California 94133, on Wednesday, May 25, 2005 at 10:00 a.m., local time, and any adjournment or postponement thereof.

      Stockholders are requested to complete, date and sign the enclosed proxy card, or “proxy,” and return it in the envelope provided. Valid proxies will be voted as specified thereon at our annual meeting. Any notice of revocation sent to us must include the stockholder’s name and must be received prior to our annual meeting to be effective.

      We are mailing this proxy statement and the enclosed proxy to our stockholders commencing on or about April 20, 2005. Our principal executive offices are located at 909 Montgomery Street, Suite 500, San Francisco, California, 94133.

QUESTIONS AND ANSWERS ABOUT OUR MEETING AND VOTING

What is the purpose of our annual meeting?

      At our annual meeting, stockholders will be asked to elect three Class II directors, and to approve amendments to our 2003 Stock Incentive Plan and our 2003 Outside Advisors Stock Incentive Plan. In addition, our management will report on our performance during 2004 and respond to appropriate questions from stockholders.

Will stockholders be asked to vote on any other matters?

      As far as our board of directors and management know, stockholders at the meeting will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

Who is entitled to vote at our annual meeting?

      Holders of record of our common stock as of the close of business on March 28, 2005, which is the record date, are entitled to vote. As of March 28, 2005, we had 38,228,817 shares of common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration at our meeting. If our meeting is adjourned or postponed, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy.

What is a quorum for our annual meeting?

      The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at our annual meeting. Votes cast by proxy or in person at our annual meeting will be tabulated by our inspectors of election appointed for the meeting who will determine whether a quorum is present. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at our annual meeting.

How do I vote?

      If you hold your shares in your own name as a holder of record, you may vote your shares of common stock in person at our annual meeting or by proxy by returning to us your the proxy card in the envelope that we have provided to you. If your common stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to vote your shares.

Can I change my vote?

      Yes. If you are a stockholder of record, you can revoke your signed proxy card at any time before it is voted. To revoke a proxy, a stockholder may send a written notice of revocation to our corporate secretary, Christopher J. Zyda, 909 Montgomery Street, Suite 500, San Francisco, California 94133. A stockholder may also revoke his or her proxy by submitting another signed proxy with a later date or by voting in person at our annual meeting.

      If you are a beneficial owner of your shares, you may submit new instructions to your broker, bank, or other nominee.

What are our board’s recommendations on how to vote my shares?

      Our board of directors recommends you vote FOR the election of each of the nominees to serve as Class II directors, FOR the proposal to amend our 2003 Stock Incentive Plan and FOR the proposal to amend our 2003 Outside Advisors Stock Incentive Plan.

What vote is required to approve each item?

      Election of Class II Directors. The three persons receiving the highest number of “FOR” votes cast by our stockholders at our annual meeting will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. We do not permit cumulative voting in the election of directors.

      Other Matters. The affirmative vote of a majority of the votes cast by our stockholders whose shares are represented in person or by proxy at our annual meeting is required to approve the amendment to our 2003 Stock Incentive Plan, the amendment to our 2003 Outside Advisors Stock Incentive Plan and any other matter that properly comes before our annual meeting. As of April 20, 2005, we do not anticipate that any other matter will be properly brought before our annual meeting. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of, or person otherwise entitled to vote, the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of the proposal to amend our 2003 Stock Incentive Plan, the proposal to amend our 2003 Outside Advisors Stock Incentive Plan and any other matter that properly comes before our annual meeting because each abstention and broker non-vote will not represent a vote for approval of the proposal.

      If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors, i.e., for the election of our nominees for Class II director, for the proposal to amend our 2003 Stock Incentive Plan and for the proposal to amend our 2003 Outside Advisors Stock Incentive Plan. If other matters are properly brought before our annual meeting, the vote required will be determined by applicable law, the rules of the New York Stock Exchange, or NYSE, and our charter and bylaws, as applicable.

Who will count the vote?

      Representatives of Mellon Investor Services LLC, our independent inspector of elections, will count the votes.

STOCK OWNERSHIP

How much stock do our directors and executive officers beneficially own?

      The following table sets forth as of March 31, 2005 the amount and percentage of our common stock beneficially owned by each of our directors, each of the executive officers named in the Summary Compensation Table in this proxy statement, and all of our current directors and executive officers as a group.

      Except as otherwise noted, the beneficial owners named in the following table have sole voting and investment power with respect to all shares of our common stock shown throughout as beneficially owned by them, subject to community property laws, where applicable.

	Shares of Common
	Stock Beneficially Owned	Percent

Name of Individual or Identity of Group(1)
Gail P. Seneca, Ph.D.	107,527	*
Leonard Auerbach, Ph.D.	10,500	*
Robert B. Goldstein	37,921	*
John McMahan	4,200	*
Bruce A. Miller, CPA	2,000	*
Donald H. Putnam	25,000	*
Joseph E. Whitters, CPA	50,000	*
S. Trezevant Moore, Jr.	125,000	*
Christopher J. Zyda	34,916	*

All directors and executive officers as a group (9 persons)	397,064	0.1%

(1)	The address of each of our officers and directors is c/o Luminent Mortgage Capital, Inc., 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Does any stockholder own 5% or more of our common stock?

      The table below shows each stockholder known to us to own beneficially five percent or more of our common stock.

	Shares of Common Stock
	Beneficially Owned(1)	Percent

Name of Beneficial Owner(1)
DePrince, Race & Zollo, Inc.	2,166,200	5.67%
Kensington Investment Group, Inc.	3,522,800	9.22%

(1)	As reported in a Schedule 13G filed with the Securities and Exchange Commission (the “SEC”).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our directors are divided into three classes serving staggered three-year terms. As a result, every year one class, including approximately one-third of our total number of directors, will stand for election (or re-election) by our stockholders. Directors hold office until their successors are elected or they resign or are removed. All officers serve at the discretion of our board of directors.

      At our annual meeting, our stockholders will vote to elect three Class II directors, whose terms will expire at our annual meeting of stockholders in 2008, subject to their earlier death, resignation or removal.

      The persons named in the enclosed proxy will vote to elect Gail P. Seneca, Leonard Auerbach and Robert B. Goldstein as Class II directors, unless you withhold the authority of these persons to vote for the election of one or more of the nominees by marking your proxy to that effect. Each nominee is currently a director.

Nominees for Election as Class II Directors

      Gail P. Seneca, Ph.D., age 52, has been our chairman of our board and chief executive officer since our formation in 2003. Ms. Seneca is also the chief investment officer and managing partner of Seneca Capital Management LLC. Prior to founding Seneca Capital Management LLC in 1989, Ms. Seneca served from 1987 to 1989 as senior vice president of the Asset Management Division of Wells Fargo Bank where she managed assets in excess of $10 billion. Before Wells Fargo, Ms. Seneca was a chief investment strategist and head of fixed income for Chase Lincoln First Bank from 1983 to 1987. She began her career in investments in the savings and loan industry. Ms. Seneca attended New York University where she earned B.A., M.A. and Ph.D. degrees.

      Leonard Auerbach, Ph.D., age 58, has been one of our independent director since his appointment to fill a vacancy resulting from an increase in the size of our board in March 2005. Dr. Auerbach is currently President of L, B, A & C, a consulting and investment company. Dr. Auerbach was founding president and chief executive officer of AIG-Centre Capital, a mortgage conduit, from 1999 to 2002 and was general partner of Tuttle & Company, a leading industry consultant on mortgage hedging and analytics, from 1989 to 1997. Dr. Auerbach was a director of Headlands Mortgage before its sale to Greenpoint. Dr. Auerbach also has served as a trustee of the RS and Robertson Stephens Investment Funds, a series of publicly traded mutual funds, since 1987, and since 2001 has served as a director of Sequoia National Bank in San Francisco. Dr. Auerbach served on the faculty of the Haas School of Business at the University of California, Berkeley for ten years, and was a founding faculty member and full professor at the Executive and Graduate MBA programs at St. Mary’s College of California. He has written and lectured extensively on mortgage finance. Dr. Auerbach earned a B.A. degree in Mathematics from the University of Wisconsin and a Ph.D. degree in Management Science from the University of California, Berkeley.

      Robert B. Goldstein, age 64, has been one of our independent directors since 2003. Mr. Goldstein is chairman of the board of directors of Bay View Capital Corporation. Mr. Goldstein has served as a director of Bay View Capital Corporation since 2001, and served as its president and chief executive officer from 2001 to 2003. Mr. Goldstein has been a member of the board of directors of Sunrise Services, Inc. since May 2004 and a member of the board of directors, audit committee, investor relations committee, and executive committee of F.N.B. Corporation, as well as the chairman of its compensation committee since July 2003. Mr. Goldstein served as president of the Jefferson Division of Hudson United Bank in Philadelphia from 2000 to 2001, when Hudson United acquired Jeff Banks Inc., and was president of Jeff Banks Inc. from 1998 to 2000. Mr. Goldstein was chairman and chief executive officer of Regent Bancshares Corp.

and Regent National Bank, Philadelphia, Pennsylvania, from 1997 to 1998, and from 1993 to 1996 he served as president and chief executive officer of Lafayette American Bank in Connecticut. Mr. Goldstein holds a B.B.A. degree from Texas Christian University, from which he graduated magna cum laude, and also served for seven years on the faculty of Southern Methodist University’s Graduate School of Banking.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

ABOVE-NAMED NOMINEES. PROXIES RECEIVED WILL BE SO VOTED UNLESS
STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXY.

BOARD OF DIRECTORS AND COMMITTEES

Our Directors

      The seven current members of our board of directors are as follows:

				Current
Name	Age	Position	Class	Term Expires

Inside Directors
Gail P. Seneca, Ph.D.	52	Chairman of the Board and Chief Executive Officer	II	2005
Independent Directors
Bruce A. Miller, CPA	62	Lead Independent Director(1)(2)	III	2006
Leonard Auerbach, Ph.D.	58	Independent Director	II	2005
Robert B. Goldstein	64	Independent Director(1)(2)(3)	II	2005
John McMahan	67	Independent Director(2)(3)	I	2007
Donald H. Putnam	53	Independent Director(2)(3)	III	2006
Joseph E. Whitters, CPA	46	Independent Director(1)	I	2007

(1)	Audit Committee Member

(2)	Compensation Committee Member

(3)	Governance and Nominating Committee Member

      We currently have a seven-member board of directors. Under our bylaws, the number of directors may be increased or decreased by our board, but may not be fewer than one nor more than 15. Any vacancy on our board of directors, whether resulting from the resignation, removal or death of a director or from an increase in the size of our board, may be filled only by a vote of our directors; alternately, a vacancy resulting from removal of a director may be filled by a vote of our stockholders. One of our directors is affiliated with Seneca Capital Management LLC, or Seneca, and six of our directors are independent, as defined in our bylaws.

      As defined in our bylaws, the term “independent director” refers to a director who is neither:

•	one of our officers or employees; nor

•	an officer, director, employee, partner, trustee or 10% or greater owner of Seneca or of any person controlling, controlled by or under common control with Seneca.

      Our bylaws require that a majority of the members of our board of directors must at all times be independent directors, unless independent directors comprise less than a majority as a result of a board vacancy. Our bylaws also provide that all of the members of our audit committee, our compensation committee and our governance and nominating committee must be independent directors.

      As required by the rules of the New York Stock Exchange, or NYSE, our board considered the independence of each of our directors under the NYSE’s standard of independence. Our board affirmatively determined that Messrs. Miller, Auerbach, Goldstein, McMahan, Putnam and Whitters have no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and are thus independent under the NYSE’s standard, as well as under our bylaws’ similar standard.

Class I Directors Continuing in Office After Our Annual Meeting

      The following information is furnished regarding our Class I Directors whose term of office continues until our 2007 annual meeting of stockholders and the election of their successors.

      John McMahan, age 67, has been one of our independent directors since 2003. Mr. McMahan is also a member of the board of directors of BRE Properties, Inc., a large multi-family REIT, where he served as Chairman from 1995 to 2004. Mr. McMahan is currently President of McMahan Real Estate Service LLC and The McMahan Group, Inc., a real estate consulting firm founded in 1996. He is also executive director for The Center for Real Estate Enterprise Management, a management training firm for real estate managers. Previously, Mr. McMahan was founder and chief executive officer of McMahan Real Estate Advisors from 1980 through 1990. In 1990, Mr. McMahan’s firm merged with a subsidiary of Mellon Bank to form Mellon/ McMahan Real Estate Advisors Inc., which, by 1993, was the 16th largest real estate pension fund advisor in the U.S. Mr. McMahan taught real estate at the Stanford Graduate School of Business for 17 years and at the Haas School of Business, University of California, Berkeley for five years. Mr. McMahan holds a B.A. degree from the University of Southern California and an M.B.A. degree from Harvard University.

      Joseph E. Whitters, CPA, age 46, has been one of our independent directors since August 2003. Mr. Whitters has served on the board of Omnicell, a public medication-dispensing technology company since 2003 and is the chairman of its audit committee and has served as a director of Mentor Corp., a medical product company, since 2004, where he is chairman of the board and a member of the audit committee. Mr. Whitters was with First Health Group Corp., a managed health care company, where he most recently served as an executive vice president from March 2004 until the company was sold in January 2005. He joined First Health Group Corp. as its controller in October 1986, served as its vice president, finance from August 1987 to March 2004 and its chief financial officer from March 1988 to March 2004. From 1984 through 1986, he served as controller of United HealthCare Corp. (which subsequently changed its name to United Health Group, Inc.), a diversified medical services company. From 1983 to 1984, he served as manager of accounting and taxation for Overland Express, a publicly traded trucking company. From 1980 to 1983, he was a senior accountant for tax matters at Peat Marwick, a public accounting firm. Mr. Whitters holds a B.A. degree in accounting from Luther College in Decorah, Iowa.

Class III Directors Continuing in Office After Our Annual Meeting

      The following information is furnished regarding our Class III Directors whose term of office continues until our 2006 annual meeting of stockholders and the election of their successors.

      Bruce A. Miller, CPA, age 62, has been our lead independent director since 2003. Mr. Miller is a retired managing partner of the E&Y Kenneth Leventhal Real Estate Group, San Francisco, where he served from 1980 to 1999. Mr. Miller is a certified public accountant and affiliated with the American Institute of Certified Public Accountants. Mr. Miller is the chairman of the board of LumenIQ, Inc., president of the board of The San Francisco Food Bank and is a director of AMB Institutional Alliance REIT I, Inc., Great Circle Water (Technologies), Inc., California Center for Land Recycling, and Whitney Cressman Limited. Mr. Miller has acted as an advisor to David J. Brown Real Estate Investor since early 2003. Mr. Miller earned a B.A. degree from Drexel University and an M.B.A. degree from New York University.

      Donald H. Putnam, age 53, has been one of our independent directors since August 2003. Since 2005, Mr. Putnam has been the founder and Managing Partner of Grail Partners LLC, a merchant banking firm providing advice and capital to the investment management business worldwide. Through 2004, he was chief executive officer of Putnam Lovell NBF Securities Inc. Putnam Lovell is a global investment banking firm founded in 1987 by Mr. Putnam and sold in 2002 to National Bank Financial, the broker/ dealer subsidiary of National Bank of Canada. From 1980 to 1986, Mr. Putnam held various senior positions at SEI Investments Inc. a public investment advisory firm. From 1978 to 1980, Mr. Putnam was a senior consultant at Catallatics Corporation, a financial services company, where he devised new products and strategies for banking clients. From 1973 to 1978, Mr. Putnam held various positions in the trust and investment group of Bankers Trust Company. Mr. Putnam’s education includes undergraduate work at New York University and Franklin Pierce College.

2004 Meetings

      During the fiscal year ended December 31, 2004, our board of directors held four meetings and acted by unanimous written consent twenty times.

      In 2004, each member of our board of directors attended or participated in 75% or more of the meetings held by the board and the committees on which he then served.

      We have a policy that actively encourages, but does not obligate [our directors] to attend our annual stockholders’ meetings because we believe this policy provides our stockholders’ with an opportunity to communicate with the members of our board of directors. All of our directors attended our 2004 annual meeting of stockholders.

Committees of our Board of Directors

      Our board established an audit committee, a compensation committee and a governance and nominating committee in 2003. Other committees may be established by our board of directors from time to time.

Audit Committee

      Our audit committee is currently composed of three directors: Bruce A. Miller, CPA (chairman), Robert B. Goldstein and Joseph E. Whitters, CPA. Our board of directors has determined that all members of the audit committee satisfy the independence requirements of the NYSE. Our board has also determined that:

•	all members of our audit committee qualify as an “audit committee financial expert,” as defined by the SEC, and

•	all members of our audit committee are “financially literate,” within the meaning of the NYSE rules, and “independent,” under the strict audit committee independence standards of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

      Our audit committee operates pursuant to a written charter adopted by our board. Among other things, the audit committee charter calls upon our audit committee to:

•	oversee our accounting and financial reporting processes and compliance with legal and regulatory requirements on behalf of our board of directors and report the results of its activities to our board;

•	be directly and solely responsible for the appointment, retention, compensation, oversight, evaluation and, when appropriate, the termination and replacement of our independent registered public accounting firm;

•	review the annual engagement proposal and qualifications of our independent registered public accounting firm;

•	prepare an annual report as required by applicable SEC disclosure rules;

•	review the integrity, adequacy and effectiveness of our internal controls and financial disclosure process;

•	review and approve all related party transactions, including all transactions with Seneca; and

•	manage our relationship with Seneca under the management agreement.

      In 2004, our audit committee held six meetings.

Compensation Committee

      The members of our compensation committee are Robert B. Goldstein (chairman), John McMahan, Bruce A. Miller, CPA and Donald H. Putnam. Our board of directors has determined that all of our compensation committee members qualify as:

•	“independent directors” under the NYSE independence standards;

•	“non-employee directors” under Exchange Act rule 16b-3; and

•	“outside directors” under Internal Revenue Code, or the Code, section 162(m).

      Our compensation committee has been delegated the authority by our board of directors to administer all of our equity incentive plans, to determine the chief executive officer’s salary and bonus, if any, and to make salary and bonus recommendations to our board regarding all other employees, including our president and chief operating officer and our chief financial officer. Our compensation committee operates pursuant to a written charter adopted by our board. Among other things, the compensation committee charter calls upon our compensation committee to:

•	develop the overall compensation policies and the corporate goals and objectives, if any, relevant to our chief executive officer’s compensation from us;

•	evaluate our chief executive officer’s performance in light of those goals and objectives, if any;

•	be directly and solely responsible for establishing our chief executive officer’s compensation level, if any, based on this evaluation; and

•	make recommendations to our board regarding the compensation of our officers junior to our chief executive officer, incentive compensation plans and equity-based plans.

      Because we do not currently compensate any of our officers other than our president and chief operating officer and our chief financial officer, and because each of their base and bonus compensation levels are largely established by their employment agreements (as described below) which have been approved by our compensation committee, we do not expect our compensation committee to be very active in the foreseeable future. In 2004, our compensation committee held three meetings and acted by written consent twice.

Governance and Nominating Committee

      Our governance and nominating committee has been formed to establish and implement our corporate governance practices and to nominate individuals for election to our board of directors. The members of our governance and nominating committee are Robert B. Goldstein (chairman), John McMahan and Donald H. Putnam. Our governance and nominating committee is composed entirely of independent directors as required by NYSE rules.

      Our governance and nominating committee operates pursuant to a written charter adopted by our board. Among other things, the committee charter calls upon our governance and nominating committee to:

•	develop criteria for selecting new directors and identify individuals qualified to become board members and members of the various committees of our board;

•	select, or recommend that our board select, the director nominees for each annual meeting of our stockholders and the committee nominees; and

•	develop and recommend to our board a set of corporate governance principles applicable to us.

      In 2004, our governance and nominating committee acted by written consent twice.

Policy on Nominations by Stockholders

      Our governance and nominating committee will consider nominees recommended by stockholders. Any nominations should be submitted in writing to the chairman of our governance and nominating committee at our principal business address. The submission should include:

•	the nominator’s name, address and phone number and a statement of the number of shares of our capital stock beneficially owned by the nominator during the year preceding the date of nomination;

•	the nominee’s name, address and phone number; and

•	a statement of the nominee’s qualifications for board membership.

      The written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in our proxy statement for our annual meeting. Our governance and nominating committee intends to evaluate prospective nominees suggested by stockholders in the same manner and utilizing the same criteria as any other prospective nominee identified by any other source. In general, the criteria and process that our governance and nominating committee uses are described below. In connection with this year’s annual meeting of stockholders, we did not receive any director nominations from stockholders beneficially owning 5% or more of our common stock.

Criteria for Evaluating Potential Nominees to our Board

      Our governance and nominating committee use the following criteria for evaluating potential nominees to our board of directors.

      Minimum Criteria. Any prospective board candidate should meet the following minimum criteria:

•	reputation of integrity, strong moral character and adherence to high ethical standards;

•	holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

•	demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to our current and long-term objectives;

•	ability to read and understand basic financial statements and other financial information pertaining to us;

•	commitment to understand our business, industry and strategic objectives;

•	commitment and ability to regularly attend and participate in meetings of our board of directors, board committees and stockholders;

•	ability generally to fulfill all responsibilities as one of our directors in light of the candidate’s other obligations, including obligations to the other boards on which the candidate serves;

•	willingness to represent and act in the interests of all of our stockholders rather than the interests of a particular group;

•	good health and ability to serve;

•	for prospective non-employee directors, independence under SEC and NYSE rules, and the absence of any material conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director; and

•	willingness to accept a nomination to serve as one of our directors.

      Other Factors. Our governance and nominating committee also considers the following factors in connection with its evaluation of each prospective nominee:

•	whether the prospective nominee will foster a diversity of skills and experiences;

•	whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an audit committee “financial expert” under applicable SEC and NYSE rules;

•	for incumbent directors, standing for re-election, the governance and nominating committee assesses the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to us; and

•	composition of our board and whether the prospective nominee will add to or complement our board’s existing strengths.

Process for Selecting Nominees to our Board

      Our governance and nominating committee use the following process for selecting nominees to recommend to our board of directors.

      The committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought by the committee (which may be based on informal input from our full board, management and/or stockholders). Potential nominees may come to the committee’s attention from the following sources, among others:

•	Outside Advisors. The committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

•	Stockholder Suggestions. As described above, the committee will consider nominees suggested by our stockholders.

•	Incumbent Directors. The committee will consider whether an incumbent director whose term is expiring should be nominated for re-election. Re-nomination of incumbent directors should not be viewed as automatic, but will be based on continuing qualification under the criteria set forth above. However, incumbent directors may have an advantage if they have demonstrated, during their term, a keen understanding of mortgage REITs and specialty finance companies and an ability to function well with our full board and management. When an incumbent director is willing to stand for re-election, the committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, his or her level of participation and overall contribution to us; the number of other boards on which the individual serves; the individual’s effect on the composition of our board; and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on our board.

•	Key Members of Management. Our governance and nominating committee believes it is important that no more than three members of management participate on our board. In any event, the number of our officers serving on our board at any time should be limited such that, at all times, a majority of our directors is “independent” under applicable SEC and NYSE rules.

      After reviewing appropriate biographical information and qualifications, the best qualified first-time candidates will be interviewed by the chairman of our governance and nominating committee and at least one other member of the committee and by our chairman of the board. Upon completion of the above procedures, our governance and nominating committee will select the potential candidates to be recommended to the full board for nomination for election at our annual meeting. Our board of directors is expected, but not required, to select nominees only from candidates recommended by our governance and nominating committee.

Corporate Governance

Corporate Governance Guidelines

      On the recommendation of our governance and nominating committee, our board of directors adopted corporate governance guidelines. The guidelines address matters such as frequency of board meetings, director tenure, director compensation, executive sessions of our independent directors, communication with and among our directors and continuing education.

Lead Independent Director and Executive Sessions

      On the recommendation of our governance and nominating committee and in accordance with NYSE rules, our independent directors meet in regularly scheduled executive sessions without management. Our board of directors has established the position of lead independent director and our independent directors have elected Mr. Miller to serve in that position. In his role as lead independent director, Mr. Miller’s responsibilities include:

•	scheduling and chairing meetings of our independent directors, and setting their agendas;

•	facilitating communications between our independent directors and management; and

•	acting as a point of contact for persons who wish to communicate with our independent directors.

Communications with our Board and Independent Directors

      Anyone wishing to communicate with our full board or to our independent directors separately may write to Mr. Miller through our independent outside counsel, Frederick W. Dreher, Esq., at Duane Morris LLP, 4200 One Liberty Place, Philadelphia, Pennsylvania 19103.

Code of Business Conduct and Ethics

      Our board of directors has established a code of business conduct and ethics. Among other matters, the code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.

      Waivers to the code of business conduct and ethics may be granted only by the governance and nominating committee of our board. In the event that the committee grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver within five business days on the corporate governance section of our corporate website at www.luminentcapital.com. The information on that website is not a part of this proxy statement.

Public Availability of Corporate Governance Documents

      Our key corporate governance documents, including our corporate governance guidelines, our code of business conduct and the charters of our audit committee, compensation committee and governance and nominating committee:

•	are posted on our website;

•	are available in print to any stockholder who requests them from our corporate secretary; and

•	were filed as exhibits to our registration statements on Form S-11 (Registration Nos. 333-107984 and 333-113493) which became effective under the Securities Act of 1933, as amended, or the Securities Act, on December 18, 2003 and March 29, 2004, respectively.

Compensation of Directors

      In 2004, we paid each of our non-officer directors an annual fee of $30,000 for service on our board (pro-rated for partial periods), plus a meeting fee of $1,000 for each formally called board or committee meeting the non-officer directors attended at which a quorum was present. We reimburse all of our directors for the expenses they incur in connection with attending board and committee meetings. We may, from time to time, at the discretion of the compensation committee of our board of directors, grant options to purchase shares of our common stock to our directors under our stock incentive plans described below.

      Effective January 1, 2005, we pay each of our non-officer directors an annual fee of $50,000 for service on our board (pro-rated for partial periods), pay the lead independent director an additional annual fee of $20,000 and pay the chairperson of each committee of our board an additional annual fee of $10,000. Meeting fees of $2,500 are paid for each formally called regular or special board meeting the non-officer directors attend at which a quorum is present and a meeting fee of $1,500 for each meeting attended telephonically at which a quorum is present. We also pay committee meeting fees of $1,000 for each meeting of a committee of our board of directors that the director attends. We continue to reimburse all of our directors for the expenses they incur in connection with attending board and committee meetings. We may, from time to time, at the discretion of the compensation committee of our board of directors, grant options to purchase shares of our common stock to our directors under our stock incentive plans described below. We do not currently compensate our officer-directors for their service as directors (or for their service as officers).

MANAGEMENT OF THE COMPANY

Our Executive Officers

      All of our officers serve at the discretion of our board of directors. The following table provides information regarding our executive officers as of April 20, 2005:

Name	Age	Position

Gail P. Seneca, Ph.D.	52	Chairman of the Board and Chief Executive Officer
S. Trezevant Moore, Jr.	52	President and Chief Operating Officer
Christopher J. Zyda	42	Senior Vice President and Chief Financial Officer

Employee and Non-Employee Officers

      We employ a full-time president and chief operating officer, S. Trezevant Moore, Jr. and a full-time chief financial officer, Christopher J. Zyda.

      Our other executive officer— Ms. Seneca— is an employee and officer of Seneca and is compensated by Seneca. In her capacity as one of our executive officers, she performs only ministerial functions, such as executing contracts and filing reports with regulatory agencies. In her capacity as an officer and employee of Seneca, she is expected to fulfill Seneca’s duties to us under the management agreement. However, we have limited control over which persons Seneca assigns to our account. In her capacity as an officer and employee of Seneca, Ms. Seneca does not have fiduciary obligations to us or our stockholders.

Business Experience of our Executive Officers

      Set forth below is a brief account of the business experience and education of our executive officers other than Gail P. Seneca. Ms. Seneca’s business experience and education information is set forth above under “Board of Directors— Our Directors.”

      S. Trezevant Moore, Jr. is our president and chief operating officer. Prior to joining us in March 2005, Mr. Moore was the executive vice president of capital markets for Radian Guaranty in Philadelphia from February 2000 to February 2005. Prior to his service at Radian, Mr. Moore held several senior level appointments in the mortgage industry, including positions at First Union National Bank from 1997 to 2000, Nationsbanc Capital Markets from 1994 to 1997, Citicorp Securities from 1989 to 1994 and First Boston from 1984 to 1989. Mr. Moore earned both his B.A. and M.B.A. degrees from the University of Pennsylvania.

      Christopher J. Zyda is our senior vice president and chief financial officer. Prior to joining us in August 2003, Mr. Zyda was employed at eBay, Inc. from 2001 to 2003, where he served as vice president, financial planning and analysis. Prior to eBay, Mr. Zyda was employed at Amazon.com, Inc. from 1998 to 2001, where he held the positions of assistant treasurer, then treasurer, and eventually vice president and chief financial officer international. Prior to Amazon.com, Mr. Zyda was employed at The Walt Disney Company from 1989 to 1998, where he held several positions within the corporate treasury group, culminating as director, investments with responsibility for over $4 billion of investment assets. Mr. Zyda earned a B.A. degree in English Literature from the University of California Los Angeles, and an M.B.A. degree from the Anderson School at UCLA.

EXECUTIVE COMPENSATION

      At December 31, 2004, we had a full-time chief financial officer, Christopher J. Zyda, who is employed by us. All of our other executive officers as of that date were employed and compensated by Seneca. We do not separately compensate our current executive officers, other than Mr. Moore and Mr. Zyda, for their service as officers, nor do we reimburse Seneca for any portion of our officers’ compensation from Seneca, other than through the management fees we pay to Seneca under the management agreement (which is described under the caption “Certain Relationships and Related Transactions”). In the future, our board of directors or our compensation committee may decide to pay annual compensation or bonuses and/or long-term compensation awards to one or more of our non-employee officers for their services as officers. We may from time to time, in the discretion of the compensation committee of our board of directors, grant options to purchase shares of our common stock to one or more of our other officers pursuant to our non-employee incentive plans.

      The following table summarizes the compensation we have awarded or paid to our chief executive officer and to our four other most highly compensated executive officers whose compensation exceeded $100,000 in 2004. As mentioned above, we currently do not separately compensate our current executive officers other than Mr. Moore and Mr. Zyda. We refer to the persons identified in the following table as our named executive officers at December 31, 2004.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation(2)

							Restricted				Dividend
							Stock		Option		Equivalent
Name and Position	Year	Salary		Bonus(1)		Other	Awards(1)		Awards(1)		Rights(1)

Gail P. Seneca,
Chairman of the Board
and Chief Executive
Officer	2004	—		—		—	—		—		—
	2003	—		—		—	—		—		—
Albert J. Gutierrez,
President(2)	2004	—		—		—	—		—		—
	2003	—		—		—	—		—		—
Christopher J. Zyda,
Senior Vice President
and Chief Financial
Officer	2004	$200,000	(3)	$317,140	(4)(5)	—	$288,920	(4)(5)	—	(6)	$16,323 (7)
	2003	$82,192	(3)	$15,155	(4)	—	$15,155	(4)	50,000	(6)	— (7)
Andrew S. Chow,
Senior Vice President(2)	2004	—		—		—	—		—		—
	2003	—		—		—	—		—		—
Troy A. Grande,
Senior Vice
President(2)	2004	—		—		—	—		—		—
	2003	—		—		—	—		—		—

(1)	Amounts presented as bonus awards, stock awards, stock option awards and dividend equivalent right, or DER, awards for 2004 and 2003 are amounts actually awarded by our compensation committee. Our compensation committee has the right to issue additional stock awards, stock options and DERs to our officers at any time.

(2)	As of the date of this proxy statement, Messrs. Gutierrez, Chow and Grande are no longer serving as our executive officers. Messrs. Gutierrez and Chow continue to be employed and compensated by Seneca.

(3)	Mr. Zyda’s employment by us commenced on August 4, 2003. In 2004 and 2003, we paid Mr. Zyda the salary shown above. Mr. Zyda’s salary rate resets on the first day of each calendar month based upon our net worth on the final day of the preceding month as described under “Employment Agreements” below. Mr. Zyda’s salary rate has been $16.7 thousand per month (this rate is equivalent to an annualized rate of $200 thousand per year, but is subject to reset each month).

(4)	Mr. Zyda is entitled to a quarterly incentive bonus in the amount of 5% of the incentive compensation payable to Seneca for such quarter. One-half of each incentive bonus to Mr. Zyda is payable in cash and one-half is payable in stock, as a restricted stock award under our 2003 stock incentive plan. See “Employment Agreements” below. Included in amounts shown in the table above as bonus and restricted stock awards for 2004 and 2003 together comprise Mr. Zyda’s incentive bonus for the year ended December 31, 2004 and the fourth quarter of 2003, respectively. The total dollar amount of Mr. Zyda’s 2004 incentive bonus was $334.2 thousand, for which we paid to Mr. Zyda $167.1 thousand in cash and issued to Mr. Zyda 16,633 shares of restricted stock. The total dollar amount of Mr. Zyda’s fourth quarter 2003 incentive bonus was $30.3 thousand, for which we paid to Mr. Zyda $15.2 thousand in cash and issued to Mr. Zyda 1,283 shares of restricted stock. Subject to Mr. Zyda’s continued employment, the 2003 shares granted will vest in three equal installments between February 4, 2005 and February 4, 2007. The 2004 shares were granted at various points throughout the year and will vest between April 26, 2005 and February 4, 2008.

(5)	On December 28, 2004 Mr. Zyda was awarded an additional performance bonus of $150.0 thousand in cash and

10,000 shares of restricted stock, valued at $121.8 thousand, based on the closing price of our common stock on the NYSE on the date of the grant.

(6)	On August 4, 2003, we granted Mr. Zyda options to purchase 50,000 shares of our common stock at an exercise price of $15.00 per share. These options vest in three equal annual installments beginning on the first anniversary of the date of grant and expire 10 years after the date of grant. There were no stock option grants to Mr. Zyda in 2004.

(7)	Mr. Zyda is entitled to quarterly dividend equivalent rights related to the unvested restricted stock awards outstanding on the record date of each quarterly dividend.

Option Grants

      The following table describes the stock options we have granted to our named executive officers through 2004. The table also includes the potential realizable value of these grants over the 10-year term of the options, based on assumed rates of stock-price appreciation of 5% and 10%, compounded annually, from the stated exercise price. These assumed rates of stock-price appreciation have been selected in accordance with the rules of the SEC and do not represent an estimate of our future stock price. We face the risk that our actual stock price will not appreciate over the option terms at the assumed rates of 5% and 10%, or at all. Unless the market price of the shares underlying each option increases above the exercise price over the option term, the named executive officer will not realize any value from the option grant. None of our named executive officers has exercised any options to purchase our common stock.

Individual Grants
Potential Realizable
	Number of				Value at Assumed
	Securities	Percent			Annual Rates of Stock
	Underlying	of Total			Price Appreciation for
	Options	Options			Option Term
	Granted	Granted	Exercise	Expiration
Name	to date 2004	to Date	Price	Date	5%	10%

Christopher J. Zyda	50,000	91%	$15.00	Aug. 4, 2013	$155,080	$600,146

Employment Agreements

      We are externally managed and advised by Seneca, which, at December 31, 2004, employed and compensated our executive officers other than our chief financial officer, Mr. Zyda. We employ Mr. Zyda as our senior vice president and chief financial officer pursuant to his employment agreement, which has been approved by our compensation committee. On March 14, 2005, we announced certain changes to our executive officers, including the appointment of S. Trezevant Moore, Jr. as president and chief operating officer to succeed Albert J. Gutierrez. We employ Mr. Moore as our president and chief operating officer pursuant to his letter agreement that has been approved by our compensation committee.

      Mr. Moore

      Base Salary. Mr. Moore’s base salary is $300 thousand per year.

      Incentive Bonus. Mr. Moore is entitled to a first year bonus of $300 thousand, paid at an annualized rate, payable on or before December 31, 2005.

      Restricted Stock Grant. We granted 125,000 restricted shares of Luminent common stock at a grant price of $11.37, which will vest ratably over the next four years provided Mr. Moore remains employed by us during the four-year period.

      Performance Bonus and Stock Grant. Mr. Moore is eligible to earn an incentive stock grant, in the form of restricted shares, of 50,000 shares of our common stock upon achieving a Performance Trigger (Trigger). The Trigger is achieved when the closing market price per share of our common stock exceeds 135% of our most recent month-end GAAP book value per share for a period of 30 calendar days. Once the Trigger is achieved, one thirty-sixth of the grant will vest each month in which the month-end closing market price per share of our common stock exceeds 135% of our month-end GAAP book value per share. This incentive stock grant will expire on the seventh anniversary of Mr. Moore’s start date.

      Termination. Our letter agreement with Mr. Moore provides that his employment is at-will, meaning that either we or Mr. Moore may terminate his employment by us at any time for any reason, with or without cause.

      Non-Competition and Anti-Solicitation. The employment letter provides that Mr. Moore may not aid any of our competitors during the employment period and may not solicit any of our managerial employees or business contacts or those of Seneca while he is employed by us and for two years thereafter.

      Mr. Zyda

      Base Salary. Mr. Zyda’s base salary rate resets on the first day of each month based upon our net worth on the final day of the preceding month. For purposes of Mr. Zyda’s employment agreement, our net worth is calculated in the same manner as under our management agreement with Seneca. As of December 31, 2004, our net worth was approximately $405.5 million. Mr. Zyda’s base salary is calculated as follows:

•	if our net worth is less than $500 million at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $200 thousand;

•	if our net worth is equal to or greater than $500 million, but less than $1.0 billion, at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $250 thousand;

•	if our net worth is equal to or greater than $1.0 billion, but less than $1.5 billion, at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $300 thousand; and

•	if our net worth is equal to or greater than $1.5 billion at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $500 thousand.

      Incentive Bonus. Mr. Zyda is entitled to quarterly incentive bonus payments under his employment agreement in an amount equal to 5% of Seneca’s incentive compensation from us for the quarter. Incentive bonuses are payable to Mr. Zyda whenever Seneca or any successor manager receives (and has an unqualified right to retain) any incentive compensation under the management agreement. Seneca’s right to incentive compensation is described under the caption “Certain Relationships and Related Transactions” below. The incentive bonus payable by us to Mr. Zyda is in addition to the incentive compensation payable by us to Seneca.

      One-half of each incentive bonus is payable to Mr. Zyda in cash and one-half is payable in stock, in the form of a restricted stock award under our 2003 stock incentive plan. One-third of each such restricted stock award will vest on each of the first three anniversaries of the date of issuance, subject to Mr. Zyda’s continued employment with us. Mr. Zyda will not be entitled to any incentive bonus that becomes payable after the termination of his employment. Mr. Zyda is not entitled to any incentive bonus in connection with any termination fee payable to Seneca.

      Stock Options. On August 4, 2003, we granted Mr. Zyda options to purchase 50,000 shares of our common stock under our 2003 stock incentive plan at an exercise price of $15.00 per share. These options vest in three equal annual installments beginning on the first anniversary of the date of grant and expire ten years after the date of grant.

      Termination. Mr. Zyda’s employment period is for one year, with automatic one-year renewals unless terminated earlier pursuant to the employment agreement. Mr. Zyda may resign for any reason upon 30 days’ prior written notice. We may terminate Mr. Zyda’s employment at any time. However, if we terminate his employment prior to the end of the employment period without good cause, or if Mr. Zyda resigns with good reason, we are required to pay him a severance benefit equal to his annualized base salary in effect immediately prior to the termination, payable within 60 days following the date of termination.

      Non-Competition and Anti-Solicitation. The employment agreement provides that Mr. Zyda may not aid any of our competitors during the employment period and may not solicit any of our managerial employees or business contacts or those of Seneca during the employment period and for two years afterwards.

      Binding Arbitration. Any dispute arising under the employment agreement is subject to binding arbitration.

Equity Compensation Plan Information

(c)Number of securities
	(a)Number of		remaining available for
	securities to be issued	(b)Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column(a))

Equity compensation plans approved by security holders	55,000	$14.82	919,878
Equity compensation plans not approved by security holders	—	—	—

Total	55,000	$14.82	919,878 (1)

(1)	At December 31, 2004, the maximum number of shares of common stock that may be delivered pursuant to awards granted under both plans is 919,878 shares of our common stock.

COMPENSATION COMMITTEE REPORT

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing by us under the Securities Act of 1933, or the Securities Act, and the Exchange Act, except to the extent that we specifically incorporate this Report or the performance graph by reference.

      The charter of the Compensation Committee of our board of directors, as adopted on June 4, 2003, specifies that the purpose of the Compensation Committee is to assist our board of directors in:

•	developing the overall compensation policies and the corporate goals and objectives, if any, relevant to the compensation of our chief executive officer;

•	evaluating our chief executive officer’s performance in light of those goals and objectives, if any;

•	establishing the compensation of our chief executive officer, if any, based on this evaluation; and

•	recommending to our board of directors the compensation of our other officers, incentive compensation plans and equity-based plans

      The full text of the Compensation Committee’s charter is available on our website (www.luminentcapital.com). The Compensation Committee reviews its charter on an annual basis.

      We are managed by Seneca Capital Management LLC, or Seneca, pursuant to a management agreement which is described elsewhere in this proxy statement. Under the management agreement, Seneca employs and compensates all of our executive officers with the exception of S. Trezevant Moore, Jr., our president and chief operating officer and Christopher J. Zyda, our Senior Vice President and Chief Financial Officer, whom we employ. Mr. Moore’s compensation is governed by a letter agreement, described elsewhere in this proxy statement which the Compensation Committee approved in 2005. Mr. Zyda’s base and bonus compensation is governed by an employment agreement, described elsewhere in this proxy statement, between him and us, which the Compensation Committee approved in 2003. The Compensation Committee does not set any compensation policies for our other officers, all of whom are compensated by Seneca. In addition, we do not reimburse Seneca for the compensation it pays to our officers who are its employees, and the compensation of our officers, other than Mr. Moore and Mr. Zyda, is derived from the revenues of Seneca which includes the management fees we pay Seneca pursuant to the management agreement.

      For the reasons described above, the primary activity of the Compensation Committee during 2004 was the administration of our stock incentive plans for employees and outside advisors. The policy behind our stock incentive plans is to provide an incentive for our long-term success and to increase stockholder value. Our stock incentive plans provide an incentive for the creation of stockholder value because the full benefit of the incentive can only be realized if the price of our common stock appreciates over time.

MEMBERS OF THE COMPENSATION COMMITTEE

Robert B. Goldstein (Chairman)
John McMahan
Bruce A. Miller, CPA
Donald H. Putnam

Compensation Committee Interlocks and Insider Participation

      None of the members of our compensation committee is a current or former officer or employee of our company. During 2004, none of our executive officers served as members of the board of directors or compensation committee of any entity that has one or more executive officers who served on our board of directors or compensation committee. As a result, there are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Management Agreement

      We entered into a management agreement with Seneca Capital Management LLC, or the Manager, as of June 11, 2003. Our chairman of the board and chief executive officer is affiliated with the Manager. Under the Management Agreement, among other things, we pay to the Manager, base and incentive compensation fees in exchange for investment management and certain administrative services, certain compensation and reimbursements. On March 26, 2005, our board of directors of Luminent approved an Amended and Restated Management Agreement, or the New Agreement, with the Manager. The following is a summary of the material changes made by the New Agreement:

•	Our ability to deploy assets in mortgage-related lines of business outside our spread arbitrage portfolio without having to pay fees to the Manager;

•	Our ability to terminate the New Agreement without having to pay a termination fee if specified key persons leave the Manager and are not replaced with a person reasonably acceptable to us;

•	The introduction of a minimum annual management fee of $3,400,000 for the year ending February 28, 2006; $2,850,000 for the year ending February 28, 2007; $2,250,000 for the year ending February 28, 2008, with no minimum annual management fee thereafter;

•	The deletion of a fixed amount termination fee and provision for a termination fee that declines ratably over the 36 months succeeding March 2005, so that it would be zero beginning in March 2008; and

•	The adoption of a more economic fee structure for the Manager’s management of our spread arbitrage business.

      The most significant changes made by the New Agreement are related to the calculation and payment of base management compensation and incentive management compensation earned by the Manager. The calculations described below are in accordance with the New Agreement, which became effective as of March 1, 2005:

•	base management compensation equal to a percentage of applicable average net worth, as defined in the New Agreement, paid quarterly in arrears, calculated at the following rates per annum (0.90% of the first $750 million plus 0.70% of the next $750 million plus 0.50% of the amount in excess of $15.0 billion);

•	incentive management compensation equal to a percentage of applicable average net worth, as defined in the New Agreement, paid annually, calculated at the following rates per annum: (1) 0.35% for the first $750 million of Applicable Average Net Worth; (2) 0.20% for the next $750 million of Applicable Average Net Worth; and (3) 0.15% for the Applicable Average Net Worth in excess of $1.5 billion) if the Return on Assets, as defined in the New Agreement, for any such fiscal year exceeds the Threshold Return, defined as the average of the weekly values for any period of the sum of (i) the Ten-Year U.S. Treasury Rate for such period plus (ii) two percent (2%); and

•	out-of-pocket expenses and certain other costs incurred by the Manager and related directly to us.

      We are entitled to terminate the New Agreement without cause provided that we give the Manager 60 days’ prior written notice and pay a termination fee and other unpaid costs and expenses reimbursable to the Manager. If we terminate the New Agreement without cause, we are required to pay the Manager a termination fee equal to two times the amount of the highest annual base management compensation and the highest annual incentive management compensation, for a particular year, earned by the Manager during any of the three years (or on an annualized basis if a lesser period) preceding the effective date of the termination, multiplied by a fraction, where the numerator is the positive difference (if any) resulting from thirty-six (36) minus the number of months (rounded to the nearest whole month) between the effective date of the New Agreement and the termination date, and the denominator is thirty-six (36).

      We are also entitled to terminate the New Agreement for cause, in which case we are only obligated to reimburse unpaid costs and expenses. In addition, the Manager will forfeit any then-unvested stock of the Company pursuant to the terms of the restricted stock award agreements issued at the time of the stock grants.

      The New Agreement contains certain provisions requiring us to indemnify the Manager for costs (e.g., legal costs) the Manager could potentially incur in fulfilling its duties prescribed in the agreement or in other agreements related to our activities. The indemnification provisions do not apply under all circumstances (e.g., if the Manager is grossly negligent, acted with reckless disregard or engaged in willful misconduct or active fraud). The provisions contain no limitation on maximum future payments. We have evaluated the impact of these guarantees on its financial statements and determined that it is immaterial.

      Base management compensation for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003 was $4.1 million and $0.9 million, respectively.

      For the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003, incentive management compensation was earned by the Manager when REIT taxable net income (before deducting incentive management compensation, net operating losses and certain other items) relative to the average net invested assets for the period, as defined in the original management agreement, exceeds the “threshold return” taxable income that would have produced an annualized return on equity equal to the sum of the 10-year U.S. Treasury rate plus 2.0% for the same period. REIT taxable net income (before deducting incentive compensation, net operating losses and certain other items) for the year ended December 31, 2004 was $62.6 million and was greater than the “threshold return” taxable income of $27.8 million for the same period. Incentive management compensation earned by the Manager for the year ended December 31, 2004 was $6.7 million, of which the cash portion was $3.3 million. REIT taxable net income (before deducting incentive management compensation, net operating losses and certain other items) for the period from April 26, 2003 through December 31, 2003 was $11.7 million and was greater than the “threshold return” taxable income of $5.6 million for the same period. Incentive compensation earned by the Manager for the period from April 26, 2003 through December 31, 2003 was $1.2 million, of which $613 thousand was waived by the Manager for the quarter ended September 30, 2003. Incentive management compensation in 2004 and 2003 was paid by us one-half in cash and one-half in restricted stock.

      For the quarter ended December 31, 2003, total incentive management compensation for the Manager was $606 thousand, one-half payable in cash and one-half payable in the form of our common stock as described above. The cash portion of the incentive fee of $303 thousand for the quarter ended December 31, 2003 was expensed in that period. In accordance with Statement of Financial Accounting Standards (SFAS) No. 123, and related interpretations, and Emerging Issues Task Force (EITF) 96-18, 15.2% of the restricted stock portion of the incentive fees, or $46 thousand, was expensed in the quarter ended December 31, 2003. Included in other assets at

December 31, 2003 is $257 thousand of deferred compensation which will be reclassified to stockholders’ equity after the restricted stock is issued and will be expensed over the three-year vesting period of the restricted stock.

      In 2004, pursuant to the provisions of the original management agreement, we issued 273,889 shares of our restricted common stock to the Manager. The Manager subsequently assigned the restricted stock to employees of the Manager, including, among others, our former executive officers, Albert J. Gutierrez, Andrew S. Chow and Troy A. Grande.

Cost-Sharing Agreement

      We have entered into a cost-sharing agreement with the Manager regarding overhead items such as space, utilities and other administrative services. Pursuant to the cost-sharing agreement, the Manager has agreed to provide, and we have agreed to reimburse the Manager for the costs of, the use of up to 1,500 square feet of space at the Manager’s principal offices and utilities, furniture, furnishings and equipment (including computer equipment), telephone, telegraph and fax services, mail services, and other administrative services utilized by our officers and employees that are not affiliated with the Manager. We are obligated to pay the actual costs attributable to our use of the services rendered by the Manager under the cost-sharing agreement, which shall be determined by the Manager and which determination is subject to the reasonable approval of a majority of our independent directors. Our independent directors may approve a set of guidelines for the determination and reimbursement of costs to the Manager under the cost-sharing agreement in order to permit such determination and reimbursement to occur without prior approval by our independent directors in each instance. The cost-sharing agreement will terminate upon the termination of the management agreement in accordance with its terms. Expenses of $24 thousand and $6 thousand were paid to the Manager under the cost-sharing agreement for the year ended December 31, 2004 and for the period from April 26, 2003 through December 31, 2003, respectively.

Share Price Performance Graph

      The following graph compares the total cumulative stockholder return from a $100 investment in our common stock and in the stocks making up two comparative stock indices on December 19, 2003 (the date our common stock was listed on the NYSE) through December 31, 2004, on a quarterly basis. The graph reflects stock price appreciation and the value of dividends paid on our common stock and for each of the comparative indices.

	12/19/2003	12/31/2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004

LUMINENT MTG CAP INC	100	104	107	91	100	100

S&P 500 Index	100	102	104	106	104	113

BBG REIT Mortgage Index	100	102	121	108	119	130

PROPOSAL NO. 2

AMENDMENT TO OUR 2003 STOCK INCENTIVE PLAN

General

      Our board of directors adopted our 2003 Stock Incentive Plan in June 2003. The purpose of our 2003 Stock Incentive Plan is to promote our success and to increase stockholder value by providing an additional means through the grant of awards for us to attract, motivate, retain and reward selected employees and other eligible persons and to attract, motivate and retain experienced and knowledgeable independent directors.

      Our 2003 Stock Incentive Plan permits the granting of awards, including stock options, stock appreciation rights and other awards, including stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents or similar rights to purchase or acquire shares. The capital stock that may be delivered under this Plan are shares of authorized and unissued common stock and any shares of common stock held as treasury shares, to our officers and key employees who are in positions in which their decisions, actions and counsel significantly impact upon our profitability and success. Our 2003 Stock Incentive Plan does not affect our right to terminate the employment of an employee.

      Our 2003 Stock Incentive Plan as currently in effect provides that the maximum number of shares of common stock that may be delivered pursuant to awards granted to eligible persons under this Plan is equal to (a) 1,000,000 shares, minus (b) the number of shares of common stock issued under (and not reacquired pursuant to) our 2003 Outside Advisors Stock Incentive Plan. See Proposal No. 3—Amendment to our 2003 Outside Advisors Stock Incentive Plan. The maximum number of shares of common stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 1,000,000 shares.

      Approximately five persons are currently eligible to participate in our 2003 Stock Incentive Plan, including our executive officers.

      Our 2003 Stock Incentive Plan is administered by the compensation committee of our board of directors, each member of which is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act (the “administrator”). Subject to the express provisions of this Plan and compliance with applicable provisions of the Maryland General Corporation Law, the administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority to: (i) interpret the provisions of our 2003 Stock Incentive Plan and decide all questions of fact arising in its application; (ii) determine eligibility and determine the timing, type, amount, size and terms of each grant to eligible persons and (iii) make all other determinations necessary or advisable for the administration of our 2003 Stock Incentive Plan.

      See “Executive Compensation—Option Grant” for information regarding options granted under our 2003 Stock Incentive Plan.

Amendment to Our 2003 Stock Compensation Plan

      Our 2003 Stock Incentive Plan currently authorizes the grant of shares of common stock equal to (a) 1,000,000 shares, minus (b) the number of shares of common stock issued under (and not reacquired pursuant to) our 2003 Outside Advisors Stock Incentive Plan. The amendment to our 2003 Stock Incentive Plan increases the total number of shares of common stock available for awards under our 2003 Stock Incentive Plan to 1,850,000 shares (including all shares heretofore issued under the 2003 Stock Incentive Plan).

      The share limitation is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, recapitalizations and other capital adjustments.

      The full text of our 2003 Stock Incentive Plan, as amended to reflect the increased number of shares, is included as Appendix A to this proxy statement.

Federal Income Tax Consequences of Issuance and Exercise of Stock Options

      Based on the advice of counsel, we believe that the normal operation of our plans should generally have, under the Code and the regulations thereunder, all as in effect on the date of this proxy statement, the principal federal income tax consequences with respect to the issuance and exercise of stock options (“Options”) described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this proxy statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in plans.

      An employee receiving an Option (an “Optionee”) will not recognize taxable income upon the grant of the Option, nor will we be entitled to any deduction on account of such grant.

Non-Qualified Stock Options

      In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

      Subject to the exceptions described herein, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee’s holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in his income when the Non-Qualified Stock Option was exercised. Any net capital gain will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee’s tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the

Optionee. The Optionee’s basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee’s holding period with respect to such excess shares will begin on the day following the date of exercise.

Incentive Stock Options

      Incentive Stock Options are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was our employee or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee’s death. Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee’s computation of the Optionee’s alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee’s holding period for such shares begins on the date of exercise.

      If the Optionee does not dispose of the shares issued to the Optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee’s tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a “disqualifying disposition.” In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee’s ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized herein.

      Subject to the exceptions described herein, the use of shares of common stock already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee’s basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option, if any, and the Optionee’s holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a “disqualifying disposition” of the shares used for payment subject to the rules described above.

Other Information

      Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 35%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 15%.

      We will be entitled to a tax deduction in connection with an Option under our plans in an amount equal to the ordinary income realized by the Optionee at the time such Optionee recognizes such income, including any ordinary income realized by the Optionee upon a “disqualifying disposition” of an Incentive Stock Option as described herein.

      The foregoing discussion is only a summary of certain of the federal income tax consequences relating to our plans as in effect on the date of this proxy statement. No consideration has been given to the effects of federal estate, state, local and other tax laws upon our plans or upon the Optionee or us, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND OUR 2003 STOCK INCENTIVE PLAN. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

PROPOSAL NO. 3

AMENDMENT TO 2003 OUTSIDE ADVISORS STOCK INCENTIVE PLAN

General

      Our board of directors adopted our 2003 Outside Advisors Stock Incentive Plan in June 2003. The purpose of our 2003 Outside Advisors Stock Incentive Plan is to provide an additional means to compensate our Manager and to provide an additional incentive for our Manager and certain of its directors, employees and other eligible persons to enhance the value of our common stock and to help further align their interests with those of our stockholders.

      Our 2003 Outside Advisors Stock Incentive Plan permits the granting of awards, including stock options, stock appreciation rights and other awards, including stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents or similar rights to purchase or acquire shares. The capital stock that may be delivered under this Plan are shares of authorized and unissued common stock and any shares of common stock held as treasury shares, to our Manager and its key employees who are in positions in which their decisions, actions and counsel significantly impact upon our profitability and success. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan.

      Our 2003 Outside Advisors Stock Incentive Plan as currently in effect provides that the maximum number of shares of common stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan is equal to (a) 1,000,000 shares, minus (b) the number of shares of common stock issued under (and not reacquired pursuant to) our 2003 Stock Incentive Plan. (See Proposal No. 2—Amendment to our 2003 Stock Incentive Plan).

      Persons eligible to participate in our 2003 Outside Advisors Stock Incentive Plan will vary over time.

      Our 2003 Outside Advisors Stock Incentive Plan is administered by the Administrator. Subject to the express provisions of this Plan and applicable provisions of the Maryland General Corporation Law, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority to: (i) interpret the provisions of our 2003 Outside Advisors Stock Incentive Plan and decide all questions of fact arising in its application; (ii) determine eligibility and determine the timing, type, amount, size and terms of each grant to eligible persons and (iii) make all other determinations necessary or advisable for the administration of our 2003 Outside Advisors Stock Incentive Plan.

Amendment to Our 2003 Outside Advisors Stock Incentive Plan

      Our 2003 Outside Advisors Stock Incentive Plan currently authorizes the grant of shares of common stock equal to (a) 1,000,000 shares, minus (b) the number of shares of common stock issued under (and not reacquired pursuant to) our 2003 Stock Incentive Plan. The amendment to our 2003 Outside Advisors Stock Incentive Plan establishes the total number of shares of common stock available for awards under our 2003 Outside Advisors Stock Incentive Plan to 150,000 shares (including all shares heretofore issued under the 2003 Outside Advisors Stock Incentive Plan).

      The share limitation is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, recapitalizations and other capital adjustments.

      The full text of our 2003 Outside Advisors Stock Incentive Plan, as amended to reflect the change in the number of shares authorized, is included as Appendix B to this proxy statement.

Federal Income Tax Consequences of Grant and Exercise of Options

      See “Proposal No. 2—Amendment to Our 2003 Stock Incentive Plan — Federal Income Tax Consequences of Grant and Exercise of Options—Non-Qualified Options.”

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND OUR 2003 OUTSIDE ADVISORS STOCK INCENTIVE PLAN. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

DELOITTE & TOUCHE LLP FEES FOR 2004

      For the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, which we refer to collectively as Deloitte & Touche.

      Audit and audit-related fees aggregated $467,138 and $412,138 for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003, respectively, and were composed of the following:

Audit Fees

      The aggregate fees billed by Deloitte & Touche to us for audit services rendered for the year ended December 31, 2004 and for the period from April 26, 2003 through December 31, 2003 were $451,533 and $328,428, respectively. These fees relate to (i) the audit of our financial statements for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003, (ii) the audit of our internal controls over financial reporting, (iii) the audit of our financial statements for the period from April 26, 2003 through June 30, 2003, (iv) the review of our quarterly financial statements, (v) the review of and required procedures related to the financial data included in our private placement memorandum related to our private placement of common stock and (vi) the review of and the required procedures related to the quarterly financial statements and other financial data included in our two registration statements on Form S-11 and universal shelf registration statement on Form S-3.

Audit-Related Fees

      The aggregate fees billed by Deloitte & Touche to us for audit-related services for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003 were $15,605 and $83,710, respectively. These fees relate to services provided on accounting and documentation for interest rate derivatives and hedging activities subject to Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.”

Tax Fees

      The aggregate fees billed by Deloitte & Touche to us for tax services for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003 were $17,680 and $19,000. These fees relate to tax compliance and tax return preparation. These services include income tax compliance and related tax services.

All Other Fees

      Deloitte & Touche did not bill us for any other fees for services other than those included above for the year ended December 31, 2004 and the period from April 26, 2003 through December 31, 2003.

Audit Committee Pre-Approval Policies and Procedures

      Our audit committee is responsible for the appointment, compensation, and oversight of the work of our independent registered public accounting firm. As part of this responsibility, our audit committee is required to pre-approve the audit and non-audit services performed by Deloitte & Touche in order to assure that these services do not impair the independent registered public accounting firm’s independence from us. Accordingly, our audit committee has adopted an audit and non-audit services pre-approval policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. Our audit committee believes that the combination of a general pre-approval approach and specific pre-approval approach will result in an effective and efficient procedure to pre-approve services provided by the independent registered public accounting firm. Unless a type of service has received general pre-approval, it will require specific pre-approval by our audit committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by our audit committee.

      The services to be provided by our independent registered public accounting firm and pre-approved by our audit committee include audit, audit-related, tax and all other services. The term of any general pre-approval is 12 months from the date of the pre-approval, unless our audit committee considers a different period and states otherwise. Our audit committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm on a general pre-approval basis. Our audit committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

      Our audit committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to our audit committee at its next scheduled meeting.

      Pre-approval fee levels or budgeted amounts for all services to be provided by Deloitte & Touche will be established annually by our audit committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by our audit committee. Our management and the independent registered public accounting firm will report to our audit committee at each regularly scheduled meeting on the status of fees incurred fiscal year-to-date for each category of service as well as any changes to expected fee levels for such services.

      All of the services described in items 9(e)(2) through 9(e)(4) of schedule 14a were approved by our audit committee pursuant to paragraph c(7)(i)(c) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT

      The following Report of our audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Report by reference therein.

      The charter of the audit committee of our board of directors, as adopted on June 4, 2003, specifies that the purpose of our audit committee is to assist our board of directors in:

•	the oversight of our accounting and financial reporting processes and the audits of our financial statements;

•	the preparation of the annual report of our audit committee required by the disclosure rules of the SEC;

•	the oversight of the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accountants;

•	the retention of our independent registered public accountants;

•	the adequacy of our system of internal controls; and

•	the performance of our independent registered public accountants and of our internal audit function.

      The full text of our audit committee’s charter is available on our website (www.luminentcapital.com). Our audit committee reviews its charter on an annual basis.

      In carrying out these responsibilities, our audit committee, among other things:

•	monitors preparation of quarterly and annual financial reports by our management;

•	supervises the relationship between us and our independent registered public accountants, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services and confirming the independence of the independent registered public accountants; and

•	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of our policies relating to legal and regulatory compliance, ethics and conflicts of interest and review of our internal audit program.

      Our audit committee met six times during 2004. Our audit committee schedules its meetings in order to have sufficient time to devote appropriate attention to all of its tasks. When it deems it appropriate, our audit committee holds meetings with our independent registered public accountants and with our internal auditors in executive sessions at which our management is not present.

      As part of its oversight of our financial reporting process, our audit committee reviews all annual and quarterly financial statements and discusses them with our independent registered public accountants and with management prior to the issuance of the statements. During 2004, management and our independent registered public accountants advised our audit committee that each of our financial statements had been prepared in accordance with generally accepted accounting principles, and they reviewed significant accounting and disclosure issues with our audit committee. These reviews included discussion with our independent registered public accountants as to the matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit Committees), including the accounting principles we employ, the reasonableness of significant judgments made by management and the transparency of our financial statements. Our audit committee discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Deloitte & Touche LLP to our audit committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

      Our audit committee also reviewed methods of enhancing the effectiveness of our internal and disclosure control system. Our audit committee, as part of this process, analyzed steps taken to implement recommended improvements in our internal control procedures.

      Based on our audit committee’s reviews and discussions as described above, the members of our audit committee recommended to our board of directors that our board of directors approve the inclusion of our audited financial statements in our annual report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Bruce A. Miller, CPA (Chairman)
Robert B. Goldstein
Joseph E. Whitters, CPA

OTHER MATTERS

Other Proposals

      Our board of directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before our annual meeting, the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16(a) of the Exchange Act, our directors, officers and persons holding 10% or more of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the SEC. Such persons are also required to furnish us copies of the forms so filed. Based solely upon a review of copies of such forms filed with us, we believe that during 2004, our officers and directors and our stockholders owning 10% or more of our common stock, complied with the Section 16(a) filing requirements on a timely basis.

Annual Report

      This proxy statement is accompanied by a copy of our annual report to stockholders for the year ended December 31, 2004, including financial statements audited by Deloitte & Touche, our independent registered public accounting firm for 2004, which includes the independent registered public accounting firm’s report dated March 10, 2005.

Stockholder Proposals for 2006 Annual Meeting

      Proposals of stockholders for consideration at our 2006 annual meeting of stockholders must be received by us no later than the close of business on December 21, 2005 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in our proxy statement relating to that meeting. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals will also need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to our bylaws, a stockholder wishing to make a proposal or a nomination for director that is not to be included in our proxy statement for our 2006 annual meeting of stockholders must provide specified information to us between January 25, 2006 and February 24, 2006 (which are

120 days and 90 days, respectively, before the anniversary of this year’s annual meeting). Stockholders are also advised to review our bylaws, which contain several additional requirements with respect to advance notice of stockholder proposals and director nominations.

April 19, 2005

By Order of the Board of Directors

/s/ CHRISTOPHER J. ZYDA

Christopher J. Zyda
Secretary

APPENDIX A

LUMINENT MORTGAGE CAPITAL, INC.

2003 STOCK INCENTIVE PLAN, AS AMENDED

1.	PURPOSE OF PLAN

The purpose of the Luminent Mortgage Capital, Inc. 2003 Stock Incentive Plan (this “Plan”) is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. As used herein, “Corporation” means Luminent Mortgage Capital, Inc., a Maryland corporation; “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Company” means the Corporation and its Subsidiaries, collectively.

2.	ELIGIBILITY

2.1	Eligible Persons. The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Company; (b) a director of the Company; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital-raising transaction or as a market maker or promoter of the Company’s securities) to the Company and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering of shares issuable under this Plan by the Company or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine.

2.2	Ownership Limit. Notwithstanding anything else contained herein or in any award hereunder to the contrary, no Person may receive Common Stock upon the grant, exercise or payment of an award to the extent that it will cause such Person to Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit. If a Person would be entitled to receive or acquire shares of Common Stock but for the limitation of the preceding sentence, the Corporation shall have the right to deliver to the Person, in lieu of Common Stock, a check or cash in the amount equal to the value of the Common Stock otherwise deliverable, subject to any applicable tax withholding or other authorized deductions. For purposes of this limitation, the terms “Person,” “Beneficially Own,” “Constructively Own,” “Capital Stock,” and “Ownership Limit” are used as defined in the Corporation’s Articles of Incorporation.

3.	PLAN ADMINISTRATION

3.1	The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board of Directors of the Corporation (the “Board”) or one or more committees appointed by the

Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the Maryland General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Company who will receive grants of rights or options to purchase shares of Common Stock (as defined in Section 4.1), and (b) to determine the number of rights or options to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Notwithstanding the foregoing, only the Board (and not any delegate of the Board) may approve an award grant to a member of the Board who is not employed by the Corporation or one of its Subsidiaries. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2	Powers of the Administrator. Subject to the express provisions of this Plan and compliance with Section 2-203 of the Maryland General Corporation Law, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Company and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards, reprice any or all outstanding awards (by amendment, exchange, or other means) or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6;

(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued

Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is 1,850,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 1,850,000 shares. Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1 and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award under this Plan, shall be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.

4.4	Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than one hundred (100) shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than one hundred (100) rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option (an “ISO”)

within the meaning of Section 422 of the Code or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO, otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be determined by the Administrator and set forth in the applicable award agreement and, in the case of an ISO, shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Company (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over a per share amount (the “base price”) determined by the Administrator and set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years. The Administrator may grant limited SARs which are exercisable only upon a change in control or other specified event and may be payable based on the spread between the base price of the SAR and the fair market value of a share of Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2	Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.3	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.4	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award;

•	by delivery of one or more promissory notes from the Eligible Person, provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.5	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances: (a) the closing price of a share of Common Stock as reported on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trade (the “Exchange”) for the date in question or, if no sales of Common Stock were made on the Exchange on that date (or if the market has not closed at the applicable time), the closing price of a share of Common Stock as reported on the composite tape of the Exchange for the next preceding day on which sales of Common Stock were made on the Exchange; or (b) if the stock is not listed or admitted to trade on a national securities exchange, then the last trading price for a share of Common Stock for the date in question (or as of the most recent trading date if there were no sales of Common Stock on the date in question or if the market has not closed at the applicable time) as furnished by the National Association of Securities Dealers, Inc. (“NASD”). The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing or trading price of a share of Common Stock as reported on the composite tape of the Exchange or by the NASD available on the date in question or the average of the high and low prices, or the average of the bid and asked prices, of a share of Common Stock as reported on the composite tape of the Exchange or by the NASD (or by a similar organization if the NASD is no longer reporting such information) for the date in question or the most recent trading day. If the Common Stock is not listed or admitted to trade on a national securities exchange and if prices for the Common Stock are not furnished by the NASD, or if the Common Stock is not actively traded as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.6	Transfer Restrictions.

5.6.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.6.2 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	transfers by gift to “immediate family” as that term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

Notwithstanding the foregoing or anything in Section 5.6.1, ISOs and restricted stock awards shall be subject to any and all additional transfer restrictions under the Code to the extent necessary to maintain the intended tax consequences of such awards. Notwithstanding clause (c) above but subject to compliance with all applicable laws, any contemplated transfer by gift to “immediate family” as referenced in clause (c) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective.

5.7	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Company outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.8	Certain Minimum Requirements That May Apply Under California Securities Laws. The following limitations shall apply with respect to awards under this Plan or, as the case may be, the Administrator’s authority with respect thereto; provided that the following limitations shall apply only to the extent required in order to satisfy applicable securities laws:

(a)	Subject to any applicable termination of employment rules, each option and restricted stock award granted under this Plan shall vest and become exercisable at a rate of less than 20% per year over five years after the date the option is granted, except that an option or restricted stock award granted to an officer, director, or consultant of the Company shall not be subject to this minimum vesting requirement.

(b)	Subject to any greater amount that may be required pursuant to the terms hereof, in no case will the per share exercise price of an option or the purchase price of a share of restricted stock granted under this Plan be less than 85% of fair market value of the Common Stock on the date of grant of the award.

(c)	Subject to any greater amount that may be required pursuant to the terms hereof, in no case will the per share exercise price of an option or the purchase price of a share of restricted stock granted under this Plan to a 10% stockholder described in Section 5.1.2 be less than 110% of fair market value of the Common Stock on the date of grant in the case of an option or, in the case of a restricted stock grant, 100% of the fair market value of the Common Stock on the date of grant.

(d)	The Corporation shall provide the recipients of awards under this Plan with financial statements of the Corporation at least annually.

(e)	Subject to such longer period as the Administrator may provide in the circumstances, each option granted under this Plan, to the extent exercisable on the date the option holder’s employment by or service to the Company terminates, shall continue to be exercisable for at least six months after such date of termination if the termination is the result of the option holder’s death or disability, or shall continue to be exercisable for at least thirty (30) days after such date of termination if the termination is caused by any other reason (other than a termination for cause as defined in the applicable award agreement). In no case, however, may an option be exercised after the expiration of its stated maximum term and in all cases awards remain subject to earlier termination pursuant to Section 7.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1	General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee or director of the Company and provides other services to the Company, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Company and the date, if any, upon which such services shall be deemed to have terminated.

6.2	Events Not Deemed Terminations of Employment. Unless Company policy or the Administrator otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than ninety (90) days. In the case of any employee of the Company on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary’s change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Section 7.7) the performance standards applicable to any outstanding awards, or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2	Automatic Acceleration of Awards. Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

7.3	Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means any of the following:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then- outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

7.4	Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

7.5	Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.6	Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7	Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

8.	OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/ Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of June 4, 2003, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Company under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons under this Plan in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any subsidiary, (d) any dissolution or liquidation of the Corporation or any subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any subsidiary, or (f) any other corporate act or proceeding by the Corporation or any subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any subsidiary, as a result of any such action.

8.13	Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or its subsidiaries.

APPENDIX B

LUMINENT MORTGAGE CAPITAL, INC.

2003 OUTSIDE ADVISORS STOCK INCENTIVE PLAN, AS AMENDED

1.	PURPOSE OF PLAN

The purpose of the Luminent Mortgage Capital, Inc. 2003 Outside Advisors Stock Incentive Plan (this “Plan”) is to provide an additional means to compensate the Corporation’s Management Company and to provide an additional incentive for the Management Company and certain of its directors, employees and other eligible persons to enhance the value of the Common Stock and to help further align their interests with those of the Corporation’s stockholders. As used herein, “Corporation” means Luminent Mortgage Capital, Inc., a Maryland corporation. As used herein, “Management Company” means Seneca Capital Management, LLC, or any affiliate of Seneca Capital Management, LLC, who shall succeed as the manager of the Corporation under that certain Management Agreement, dated on or about June 11, 2003, by and between the Corporation and Seneca Capital Management, LLC.

2.	ELIGIBILITY

2.1	Eligible Persons. The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is the Management Company, any affiliate or subsidiary of the Management Company, and any person who is either: (a) an officer (whether or not a director) or employee of the Management Company or one of its affiliates or subsidiaries; or (b) a director of the Management Company or one of its affiliates or subsidiaries. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine.

2.2	Ownership Limit. Notwithstanding anything else contained herein or in any award hereunder to the contrary, no Person may receive Common Stock upon the grant, exercise or payment of an award to the extent that it will cause such Person to Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit. If a Person would be entitled to receive or acquire shares of Common Stock but for the limitation of the preceding sentence, the Corporation shall have the right to deliver to the Person, in lieu of Common Stock, a check or cash in the amount equal to the value of the Common Stock otherwise deliverable, subject to any applicable tax withholding or other authorized deductions. For purposes of this limitation, the terms “Person,” “Beneficially Own,” “Constructively Own,” “Capital Stock,” and “Ownership Limit” are used as defined in the Corporation’s Articles of Incorporation.

3.	PLAN ADMINISTRATION

3.1	The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board of Directors of the Corporation (the “Board”) or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the

Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2	Powers of the Administrator. Subject to the express provisions of this Plan and compliance with Section 2-203 of the Maryland General Corporation Law, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee, within the authority delegated to that committee), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards, reprice any or all outstanding awards (by amendment, exchange or other means) or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6;

(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation or any of its subsidiaries, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is 150,000 shares. The foregoing numerical limit is subject to adjustment as contemplated by Section 4.3, Section 7.1 and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation to satisfy the tax withholding obligations related to any award under this Plan, shall be available for subsequent awards under this Plan.

4.4	Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than one hundred (100) shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than one hundred (100) rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. The maximum term of each option shall be ten (10) years. The per share exercise price for each option shall be determined by the Administrator and set forth in the applicable award agreement. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4.

5.1.2 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over a per share amount (the “base price”) determined by the Administrator and set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years. The Administrator may grant limited SARs which are exercisable only upon a change in control or other specified event and may be payable based on the spread between the base price of the SAR and the fair market value of a share of Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

5.1.3 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2	Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.3	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.4	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award;

•	by delivery of one or more promissory notes from the Eligible Person, provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.5	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances: (a) the closing price of a share of Common Stock as reported on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trade (the “Exchange”) for the date in question or, if no sales of Common Stock were made on the Exchange on that date (or if the market has not closed at the applicable time), the closing price of a share of Common Stock as reported on the composite tape of the Exchange for the next preceding day on which sales of Common Stock were made on the Exchange; or (b) if the stock is not listed or admitted to trade on a national securities exchange, then the last trading price for a share of Common Stock for the date in question (or as of the most recent trading date if there were no sales of Common Stock on the date in question or if the market has not closed at the applicable time) as furnished by the National Association of Securities Dealers, Inc. (“NASD”). The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing or trading price of a share of Common Stock as reported on the composite tape of the Exchange or by the NASD available on the date in question or the average of the high and low prices, or the average of the bid and asked prices, of a share of Common Stock as reported on the composite tape of the Exchange or by the NASD (or by a similar organization if the NASD is no longer reporting such information) for the date in question or the most recent trading day. If the Common Stock is not listed or admitted to trade on a national securities exchange and if prices for the Common Stock are not furnished by the NASD, or if the Common Stock is not actively traded as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.6	Transfer Restrictions.

5.6.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.6.2 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	transfers by gift to “immediate family” as that term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

Notwithstanding the foregoing or anything in Section 5.6.1, restricted stock awards shall be subject to any and all additional transfer restrictions under the Code to the extent necessary to maintain the intended tax consequences of such awards. Notwithstanding clause (c) above but subject to compliance with all applicable laws, any contemplated transfer by gift to “immediate family” as referenced in clause (c) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective.

5.7	Tandem Awards. The Administrator may grant an award to the Management Company and a corresponding “tandem” award to another Eligible Person and provide with respect to such awards that the Management Company’s award shall not be payable or exercisable unless and until the related tandem award terminates and/or that an exercise or payment of either of such award shall result in a corresponding reduction in the number of shares subject to or other potential benefits in respect of the other award. Any such awards shall be subject to such other terms and conditions as the Administrator shall prescribe in the circumstances.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1	General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award.

6.2	Events Not Deemed Terminations of Employment. Unless the Administrator otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Management Company or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than ninety (90) days. In the case of any employee of the Management Company on an approved leave of absence, continued vesting of the award while on leave from the employ of the Management Company may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a subsidiary of or other entity controlled by the Management Company a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such entity who does not continue as an Eligible Person in respect of another entity within the Management Company after giving effect to the entity’s change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Section 7.7) the performance standards applicable to any outstanding awards, or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2	Automatic Acceleration of Awards. Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), then each then outstanding option and

SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; provided that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award, or the award would otherwise continue in accordance with its terms, in the circumstances.

7.3	Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means any of the following:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the

Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then- outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

7.4	Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

7.5	Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve.

7.6	Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7	Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

8.	OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/ Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or the Management Company or the affiliates of either of them, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation, the Management Company, or their respective affiliates to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or its affiliates may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or its affiliates may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1     Effective Date. This Plan is effective as of June 4, 2003, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.11	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any subsidiary, (d) any dissolution or liquidation of the Corporation or any subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any subsidiary, or (f) any other corporate act or proceeding by the Corporation or any subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any subsidiary, as a result of any such action.

8.12	Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, “FOR” THE APPROVAL OF THE AMENDED 2003 STOCK INCENTIVE PLAN IN PROPOSAL 2 AND “FOR” THE APPROVAL OF THE AMENDED 2003 OUTSIDE ADVISORS STOCK INCENTIVE PLAN IN PROPOSAL 3.
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect three directors (Ms. Seneca, Messrs. Auerbach and Goldstein) as Class II directors to hold office until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

WITHHOLD
AUTHORITY TO
Nominees:	FOR ALL	VOTE FOR ALL
(1) Gail P. Seneca, Ph.D.	NOMINEES	NOMINEES
(2) Leonard Auerbach, Ph.D. (3) Robert B. Goldstein	☐	☐

(INSTRUCTION: To withhold authority to vote for any nominee, check this box and write such nominee’s name below.)

2.	To approve the Amended 2003 Stock Incentive Plan of Luminent Mortgage Capital, Inc. in the form attached to the proxy statement as Appendix A.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve the Amended 2003 Outside Advisors Stock Incentive Plan of Luminent Mortgage Capital, Inc. in the form attached to the proxy statement as Appendix B.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Mark box at right if you plan to attend the Annual Meeting.	☐

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature	Signature	Date

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲

PROXY

LUMINENT MORTGAGE CAPITAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 25, 2005

     The undersigned hereby appoints Gail P. Seneca and Christopher J. Zyda and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Luminent Mortgage Capital, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Luminent Mortgage Capital, Inc. to be held at 909 Montgomery Street, Suite 500, San Francisco, California 94133, on Wednesday, May 25, 2005, and at any and all postponement, continuation and adjournment thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 and 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your LUMINENT MORTGAGE CAPITAL, INC. account online.

Access your Luminent Mortgage Capital, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Luminent Mortgage Capital, Inc., now makes it easy and convenient to get current information on your shareholder account.

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